UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ------------------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  ---------------------------------------------


         Date of Report (Date of earliest event reported): April 16, 2002


                              ORA ELECTRONICS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                      0-21903              95-4607830
-----------------------------   --------------        ------------------
(State or other jurisdiction      (Commission            IRS Employer
     of incorporation)            File Number)        Identification No.)


            9410 Owensmouth Avenue, Chatsworth, California     91311
            ----------------------------------------------   ----------
              (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code: (818) 772-2700



       -------------------------------------------------------------------
        (Former names or former address, if changed from last report)

Item 3.     BANKRUPTCY OR RECEIVERSHIP

     On April 16, 2002, ORA Electronics, Inc. (the "Company" or "Debtor") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") (Case No. SV02-13432KL). The Debtor will continue to manage its properties and operate its businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.





                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 17, 2002

                                                     ORA ELECTRONICS, INC.


                                                     By:  /s/ Iqbal Ashraf
                                                     -------------------------
                                                              Iqbal Ashraf
                                                              President